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                                                      EXHIBIT 10.33

                               SECOND AMENDMENT TO
                       TERM CREDIT AGREEMENT AND GUARANTY

         THIS AMENDMENT dated as of March 5, 1996 is entered into by and among ALLIED Group, Inc. ("Company"), State Street Bank and Trust Company, not in its individual capacity but as trustee for The ALLIED Group Employee Stock Ownership Trust ("ESOP Trustee"), Bank of Montreal, Chicago Branch ("BOM"), and Norwest Bank Iowa, National Assocation ("Norwest") to amend the Term Credit Agreement and Guaranty dated March 13, 1995, as amended October 12, 1995 ("Agreement").

         1.  This Amendment shall be effective as of March 5, 1996.

         2. Section 5.1(b) is amended by adding to the end of the last sentence:

         and except for certain options to purchase in the aggregate no more than 20% of the capital stock of The Freedom Group, Inc. held by certain officers of The Freedom Group, Inc.

         3. Section 6.1.18 is deleted in its entirety and shall be left blank for possible future use.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first above written.

ALLIED Group, Inc.                               The ALLIED Group Employee Stock
                                                 Ownership Trust

By:__________________________                     By State Street Bank and Trust
    Jamie H. Shaffer                              Company, not individually, but
    President (Financial)                         solely in its capacity as ESOP
                                                  Trustee

Bank of Montreal, Chicago
Branch                                            By:___________________________
                                                  Title:________________________

By:__________________________
Title:_______________________


Norwest Bank Iowa, National
Association


By:___________________________
Title:________________________